                                                                   EXHIBIT 10.10

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                   Memorandum

Shionogi & Co., Ltd. and Peninsula Pharmaceuticals, Inc. hereby agree to attach the Doripenem Development Plan attached hereto to the License Agreement on S-4661 dated July 11, 2002 as Appendix IV in accordance with the Subsection 3.3(b)of the License Agreement.

Date:  March 17th, 2003

Shionogi & Co., Ltd.                             Peninsula Pharmaceuticals, Inc.

/s/ Takuko Yamada Sawada                         /s/ Dirk Thye
__________________________________               _______________________________
Takuko Yamada Sawada                             Dirk Thye, M.D.
General Manager,                                 Senior Vice President
Strategic Development Department                 Clinical Development
Pharmaceutical Research &
     Development Division

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                                      [*]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.